                                                       '33 ACT FILE NO.333-40455
                                                       '40 ACT FILE NO.811-08495


   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 3, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X/

                         POST-EFFECTIVE AMENDMENT NO. 5

                                     AND/OR
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/

                                AMENDMENT NO. 6

                        (CHECK APPROPRIATE BOX OR BOXES)
                       NATIONWIDE INVESTING FOUNDATION III
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         NATIONWIDE MID CAP GROWTH FUND NATIONWIDE
                         GROWTH FUND NATIONWIDE FUND NATIONWIDE S&P
                         500 INDEX FUND NATIONWIDE BOND FUND
                         NATIONWIDE TAX-FREE INCOME FUND NATIONWIDE
                         LONG-TERM U.S. GOVERNMENT BOND FUND
                         NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND
                         FUND NATIONWIDE MONEY MARKET FUND MORLEY
                         CAPITAL ACCUMULATION FUND PRESTIGE LARGE CAP
                         VALUE FUND PRESTIGE LARGE CAP GROWTH FUND
                         PRESTIGE SMALL CAP FUND PRESTIGE BALANCED
                         FUND PRESTIGE INTERNATIONAL FUND

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 249-7855

                        SEND COPIES OF COMMUNICATIONS TO:
                             MS. ELIZABETH A. DAVIN
                      DRUEN, DIETRICH, REYNOLDS AND KOOGLER
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:


[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.


In accordance with Rules 24f-1 and 24f-2 under the Investment Company Act of 1940, upon the effective date of its registration statement, Registrant shall be deemed to have registered in indefinite amount of securities and will pay registration fees on later than 90 days after its fiscal year-end.

Title of Securities being Registered: Shares of Beneficial Interest, without par value.

                       NATIONWIDE INVESTING FOUNDATION III
NATIONWIDE MID CAP GROWTH FUND
NATIONWIDE GROWTH FUND
NATIONWIDE FUND
NATIONWIDE S&P 500 INDEX FUND
NATIONWIDE BOND FUND
NATIONWIDE TAX-FREE INCOME FUND
NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
NATIONWIDE MONEY MARKET FUND
MORLEY CAPITAL ACCUMULATION FUND
PRESTIGE LARGE CAP VALUE FUND
PRESTIGE LARGE CAP GROWTH FUND
PRESTIGE SMALL CAP FUND
PRESTIGE BALANCED FUND
PRESTIGE INTERNATIONAL FUND


                              CROSS REFERENCE SHEET
N-1A ITEM NO.     LOCATION
                                     PART A
Item 1.      Cover Page                                            Cover Page
Item 2.      Synopsis                                              Summary of Fund Expenses
Item 3.      Condensed Financial Information                       *
Item 4.      General Description of Registrant                     Investment Objectives and Policies;
                                                                   Investment Techniques, Considerations
                                                                   and Risk Factors
Item 5.      Management of the Fund                                Management of the Trust
Item 6.      Capital Stock and Other Securities                    Additional Information; Net Income and
                                                                   Distributions
Item 7.      Purchase of Securities Being Offered                  Investment in Fund Shares
Item 8.      Redemption or Repurchase                              Share Redemption
Item 9.      Pending Legal Proceedings                             *

                             PART B
Item 10.    Cover Page                                             Cover Page
Item 11.    Table of Contents                                      Table of Contents
Item 12.    General Information and History                        General Information and History
Item 13.    Investment Objectives and Policies                     Additional Information on Portfolio
                                                                   Instruments and Investment Policies;
                                                                   Investment Restrictions
Item 14.    Management of Registrant                               Trustees and Officers of the Trust
Item 15.    Control Persons and Principal Holders of Securities
                                                                   *
Item 16.    Investment Advisory and Other Services                 Investment Advisory and Other Services
Item 17.    Brokerage Allocation                                   Brokerage Allocation
Item 18.    Capital Stock and Other Securities                     Additional Information
Item 19.    Purchase, Redemption and Pricing                       *
Item 20.    Tax Status                                             Additional General Tax Information
Item 21.    Underwriters                                           *
Item 22.    Calculation of Performance Data                        Calculating Yield and Total Return;
                                                                   Nonstandard Returns
Item 23.    Financial Statements                                   Financial Statements

PROSPECTUS

_____________, 1998




                                 CLASS R SHARES
                          NATIONWIDE S&P 500 INDEX FUND
                         FOR INFORMATION AND ASSISTANCE
                         CALL TOLL FREE 1 (800) 848-0920


Nationwide S&P 500 Index Fund (the "Fund") is a non-diversified portfolio of Nationwide Investing Foundation III (the "Trust"). The Trust is an open-end management investment company organized as a business trust under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997. The Trust currently offers shares in fifteen separate portfolios or series, including the Fund, each with its own investment objective. The Fund offers three classes of shares: Class R, Class Y and Local Fund Shares. This Prospectus relates only to the Class R shares of the Fund. Class R shares are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts issued to employee benefit plans qualified under Section 401(a) of the Internal Revenue Code (the "Code"). The Fund may from time to time use one or more subadvisers to manage the Fund's portfolios as a part of a multi-manager structure (see "Investment Management of the Fund").

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the Index"). The Fund attempts to be fully invested at all times in the stocks that comprise the Index.

This Prospectus provides you with the basic information you should know before investing in Class R shares of the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated __________, 1998 has been filed with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information or prospectuses for one or more other classes of the Fund without charge by calling (800) 848-0920, or writing Nationwide Advisory Services, Three Nationwide Plaza, Columbus, Ohio 43215.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST DATED ___________, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Class R shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable annuity contracts ("Contracts") issued to employee benefit plans qualified under Section 401(a) of the Code. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from the owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Accounts at any time at net asset value.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                    None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                     .13%
12b-1 Fees                                                          .15%
Other Expenses (after waiver)(1)                                    .35%
                                                                    ----

Total Operating Expenses (after waiver)(2)                          .63%

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

Example:
                                                            1 year       3 years
                                                            ------       -------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.                   $  6         $  20

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

For more information on Class expenses, see "MANAGEMENT OF THE TRUST" below.

--------
        (1) "Other Expenses" are based upon estimates for the fiscal year ending October 31, 1999.

        (2) Until further written notice to Shareholders, the Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Class to the extent necessary to limit the total expense ratio of the Class R shares to a maximum of .63% of the average net assets of the Class. Without fee waivers or expense reimbursements, it is estimated that other expenses and total operating expenses would be .46% and .74%, respectively.

FINANCIAL HIGHLIGHTS

Financial highlights are not available for the Class R shares, because the initial class of Fund shares commenced operations in July 1998.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index.***

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") chooses the stocks to be included in the Index based on a number of criteria including industry group representations, market value, economic sector and operating/financial condition. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below, and in any event, at least 80% of the Fund's net assets will be invested in stocks comprising the Index. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in stocks, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of July 14, 1998, approximately 56% of the Index was composed of the 50 largest companies. The Fund's subadviser generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation,


----------
***"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trust's Board of Trustees may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. government securities (including securities of the U.S. Government, and its agencies and instrumentalities), time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund's subadviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

There can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is fundamental and shareholder approval is required to change the Funds investment objective.

MANAGEMENT OF THE FUND

Nationwide Advisory Services, Inc. (the "Adviser") provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected The Dreyfus Corporation to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST - INVESTMENT MANAGEMENT OF THE FUND-THE SUBADVISER" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

GENERAL - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions although the Fund will primarily purchase stock index futures. In addition the Fund will sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Derivatives generally have investment characteristics that are based on either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in the value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. While derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.

Although the Fund will not be a commodity pool, derivatives subject the Fund to the rules of the Commodity Futures Trading Commission, which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts and related options for hedging purposes without limit, but it is anticipated that the Fund's investments in stock index futures and related options and other derivatives will not exceed 20% of the Fund's total assets. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

Derivative instruments may be exchange-traded or traded in over the counter ("OTC") transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times, since it may not be possible to liquidate a derivative position.

The successful use of a derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transaction and the instrument being hedged.

BORROWING MONEY - The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

LENDING PORTFOLIO SECURITIES - the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loaned and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified" portfolio means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 Act, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. The Fund is not so limited. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or sector. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government Securities.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time, all of the Trustees may not have been elected by the Shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, the Adviser, which is located at Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadviser, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%) each of which is a mutual company owned by its shareholders. The Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

THE SUBADVISER - Subject to the supervision of the Adviser and the Board of Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser shall make investment decisions for the Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on assets up to $250 million
         .06% on assets of $250 million up to $500 million
         .05% on assets of $500 million up to $1 billion
         .04% on assets of $1 billion and more.

Below is a brief description of the Subadviser.

THE DREYFUS CORPORATION ("DREYFUS"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to compensate the Distributor, Nationwide Advisory Services, Inc. ("NAS") for expenses associated with distribution of Class R shares. Under the Plan, the Fund pays NAS compensation accrued daily and paid monthly at a maximum rate of .15% of the Class R shares' average daily net assets. Distribution expenses paid by NAS may include the costs of printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

FUND ADMINISTRATION

Under the terms of the Fund Administration Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays NAS an annual fee based on the Fund's average daily net assets in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

ADMINISTRATION SERVICES PLAN

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R and Class Y shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective _________, 1998, pursuant to which Nationwide Financial Services Inc. has agreed to provide certain administrative support services in connection with Class R and Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Life Insurance Company and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R and Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

The Distributor, Nationwide Advisory Services, Inc. is located at Three Nationwide Plaza, Columbus, Ohio 43215.

The Transfer and Dividend Disbursing Agent, Nationwide Investor Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays NISI a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NISI is a wholly owned subsidiary of the Adviser.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value. Contract-directed purchases, exchanges and redemptions are handled in accordance with terms of the Contracts, subject to Fund restrictions contained herein. Since Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, Contract owners should contract their designated financial intermediary directly for details concerning contract transactions.

Class R shares are currently sold only to Qualified Plan Variable Account of Nationwide Life Insurance Company. The address for this entity is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption orders are received from a Fund of Funds or from Nationwide Life Insurance Company or Nationwide Life and Annuity Company by the Trust's transfer agent, NISI. The net asset value per share for the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern
Time), on each business day the New York Stock Exchange is open for regular trading, on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange. If the securities are traded only in the over-the-counter market, they are valued at the last quoted bid price. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, if any, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.

The Trust may suspend the right of redemption only under the following unusual circumstances:

o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholder.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly. Net realized capital gains, of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Shares of the Fund are offered in three separate classes, and you have an interest only in the shares of the class which you own. Shares of a particular class are equal in all respects to the other shares of that class. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. In the event of liquidation of a fund, shares of the same class will share pro rata in the distribution of the net assets of such fund with all other shares of that class based on the relative net asset value of each class. All shares are without par value, and when issued and paid for, are fully paid and nonassessable by the Trust.

VOTING RIGHTS - Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any proportional share held. An annual or special meeting of shareholders to conduct necessary business is not required in the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, or change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

The Trust has represented to the commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five and ten year periods, or the life of the Fund if less. Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to cause each fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net investment income and capital gains to shareholders; therefore it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because each portfolio or series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS

Sale of Fund Shares                                                  2
Summary of Expenses                                                  2
Financial Highlights                                                 3
Investment Objective and Policies                                    3
Management of the Fund                                               4
Investment Techniques, Considerations and Risk Factors               4
Management of the Trust                                              7
Investment in Fund Shares                                            9
Share Redemption                                                     9
Net Income and Distributions                                        10
Additional Information                                              10
Performance Advertising for the Fund                                11
Tax Status                                                          11


INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

PROSPECTUS

_____________, 1998




                                 CLASS Y SHARES
                          NATIONWIDE S&P 500 INDEX FUND
                         FOR INFORMATION AND ASSISTANCE
                         CALL TOLL FREE 1 (800) 848-0920


Nationwide S&P 500 Index Fund (the "Fund") is a non-diversified portfolio of Nationwide Investing Foundation III (the "Trust"). The Trust is an open-end management investment company organized as a business trust under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997. The Trust currently offers shares in fifteen separate portfolios or series, including the Fund, each with its own investment objective. The Fund offers three classes of shares: Class R, Class Y and Local Fund Shares. This Prospectus relates only to the Class Y shares of the Nationwide S&P 500 Index Fund. Class Y shares are sold to life insurance company separate accounts to fund the benefits of variable life annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code"). The Fund may from time to time use one or more subadvisers to manage the Fund's portfolio as part of a multi-manager structure (See "Investment Management of the Fund").

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Fund attempts to be fully invested at all times in the stocks that comprise the Index.

This Prospectus provides you with the basic information you should know before investing in Class Y shares of the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated __________, 1998 has been filed with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information or prospectuses for one or more other classes of the Fund without charge by calling (800) 848-0920, or writing Nationwide Advisory Services, Three Nationwide Plaza, Columbus, Ohio 43215.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST DATED __________, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Class Y shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable annuity contracts ("Contracts") issued to governmental entities as an investment option under their deferred compensation plans. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from the owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Accounts at any time at net asset value.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                  None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                   .13%
12b-1 Fees                                                        None
Other Expenses (after waiver)(1)                                  .35%
                                                                  ----

Total Operating Expenses (after waiver)(2)                        .48%

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

Example:
                                                           1 year       3 years
                                                           ------       -------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.                 $  5         $  15

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

For more information on Class expenses, see "MANAGEMENT OF THE TRUST" below.


--------
        (1) "Other Expenses" are based upon estimates for the fiscal year ending October 31, 1999.

        (2) Until further written notice to Shareholders, the Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Class to the extent necessary to limit the total expense ratio of the Class Y shares to a maximum of .48% of the average net assets of the class. Without fee waivers or expense reimbursements, it is estimated that other expenses and total operating expenses would be .46% and .59%, respectively.

FINANCIAL HIGHLIGHTS

Financial highlights are not available for the Class Y shares, because the initial class of Fund shares commenced operations in July 1998.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index.***

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") chooses the stocks to be included in the Index based on a number of criteria including industry group representations, market value, economic sector and operating/financial condition. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below, and in any event, at least 80% of the Fund's net assets will be invested in stocks comprising the Index. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in stocks, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of July 14, 1998, approximately 56% of the Index was composed of the 50 largest companies. The Fund's subadviser generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation,


----------
***"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trust's Board of Trustees may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. government securities (including securities of the U. S. Government, and its agencies and instrumentalities), time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund's subadviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

There can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is fundamental and shareholder approval is required to change the Funds investment objective.

MANAGEMENT OF THE FUND

Nationwide Advisory Services, Inc. (the "Adviser") provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected The Dreyfus Corporation to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST - INVESTMENT MANAGEMENT OF THE FUND-THE SUBADVISER" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

GENERAL - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions although the Fund will primarily purchase stock index futures. In addition, the Fund will sell (write) stock index futures to terminate existing positions it may have as a result of its purchase of stock index futures. Derivatives generally have investment characteristics that are based on either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in the value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. While derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.

Although the Fund will not be a commodity pool, derivatives subject the Fund to the rules of the Commodity Futures Trading Commission, which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts and related options for hedging purposes without limit, but it is anticipated that the Fund's investments in stock index futures and related options and other derivatives will not exceed 20% of the Fund's total assets. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

Derivative instruments may be exchange-traded or traded in over the counter ("OTC") transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times, since it may not be possible to liquidate a derivative position.

The successful use of a derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transaction and the instrument being hedged.

BORROWING MONEY- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

LENDING PORTFOLIO SECURITIES - the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loaned and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified" portfolio means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 Act, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. The Fund is not so limited. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or sector. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government Securities.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time, all of the Trustees may not have been elected by the Shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, the Adviser, which is located at Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadviser, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

THE SUBADVISER - Subject to the supervision of the Adviser and the Board of Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser shall make investment decisions for the Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on assets up to $250 million
         .06% on assets of $250 million up to $500 million
         .05% on assets of $500 million up to $1 billion
         .04% on assets of $1 billion and more.

Below is a brief description of the Subadviser.

THE DREYFUS CORPORATION ("DREYFUS"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

FUND ADMINISTRATION

Under the terms of the Fund Administration Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays NAS an annual fee based on the Fund's average daily net assets in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

ADMINISTRATIVE SERVICES PLAN

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R and Class Y shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective _________, 1998, pursuant to which Nationwide Financial Services Inc. has agreed to provide certain administrative support services in connection with Class R and Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Life Insurance Company and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R and Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

The Distributor, Nationwide Advisory Services, Inc. is located at Three Nationwide Plaza, Columbus, Ohio 43215.

The Transfer and Dividend Disbursing Agent, Nationwide Investor Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays NISI a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NISI is a wholly owned subsidiary of the Adviser.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value. Contract-directed purchases, exchanges and redemptions are handled in accordance with terms of the Contracts, subject to Fund restrictions contained herein. Since Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, Contract owners should contract their designated financial intermediary directly for details concerning contract transactions.

Class Y shares are currently sold only to separate accounts of Nationwide Life Insurance Company to fund the benefits under the Contracts. The address for this entity is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption orders are received from a Fund of Funds or from Nationwide Life Insurance Company or Nationwide Life and Annuity Company by the Trust's transfer agent, NISI. The net asset value per share for the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern
Time), on each business day the New York Stock Exchange is open for regular trading, on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange. If the securities are traded only in the over-the-counter market, they are valued at the last quoted bid price. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, if any, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.

The Trust may suspend the right of redemption only under the following unusual circumstances:

o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholder.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly. Net realized capital gains, of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Shares of the Fund are offered in three separate classes, and you have an interest only in the shares of the class which you own. Shares of a particular class are equal in all respects to the other shares of that class. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. In the event of liquidation of a fund , shares of the same class will share in the distribution of the net assets of such fund with all other shares of that class based on the relative net asset value of each class. All shares are without par value, and when issued and paid for, are fully paid and nonassessable by the Trust.

VOTING RIGHTS - Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any proportional share held. An annual or special meeting of shareholders to conduct necessary business is not required in the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, or change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

The Trust has represented to the commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five and ten year periods, or the life of the Fund if less. Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to cause each fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net investment income and capital gains to shareholders; therefore it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because each portfolio or series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS

Sale of Fund Shares                                                         2
Summary of Expenses                                                         2
Financial Highlights                                                        3
Investment Objective and Policies                                           3
Management of the Fund                                                      4
Investment Techniques, Considerations and Risk Factors                      4
Management of the Trust                                                     7
Investment in Fund Shares                                                   9
Share Redemption                                                            9
Net Income and Distributions                                               10
Additional Information                                                     10
Performance Advertising for the Fund                                       11
Tax Status                                                                 11


INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

PART B:
             STATEMENT OF ADDITIONAL INFORMATION ____________, 1998

NATIONWIDE INVESTING FOUNDATION III
CLASS R AND Y SHARES
NATIONWIDE S&P 500 INDEX FUND

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectuses for the Class R and Class Y shares of the Nationwide S&P 500 Index Fund and should be read in conjunction with those prospectuses dated _______________,1998. The prospectuses for all three classes of the S&P 500 Index Fund may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

General Information and History                                         1
Investment Objectives and Policies                                      1
Investment Restrictions                                                 8
Trustees and Officers of the Trust                                     10
Investment Advisory and Other Services                                 12
Brokerage Allocation                                                   18
Calculating Yield and Total Return                                     18
Nonstandard Returns                                                    18
Additional Information                                                 19
Additional General Tax Information                                     19
Financial Statement                                                    22

GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation III (NIF III) is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. The investment objective is fundamental and may not be changed without shareholder approval. The investment policy and types of permitted investments described here may be changed without approval by the shareholders. There is no guarantee that the Fund's investment objective will be realized.

MONEY MARKET INSTRUMENTS. The Fund may invest in certain types of money market instruments which may include the following types of instruments:

     -- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation;

     -- repurchase agreements;

     -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States

     (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

     -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by the Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities. The Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has established a line-of-credit ("LOC") with its custodian by which it may borrow for temporary or emergency purposes. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. As discussed in the Prospectuses, NAS or a Subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts, but primarily stock index futures, to hedge the Fund's portfolio or for risk management. Derivations are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         Special Risks Of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon NAS's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because NAS or the Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the Federal income tax treatment of the Fund's derivative instruments, see "Additional General Tax Information".

         Options. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, the Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value.

Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Transactions using OTC options expose the Fund to certain risks. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call , or less than, in the case of a put, the exercise price of the option. Price movements in securities in which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. The Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


         Futures Contracts. The Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when NAS or a Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the

Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund.

THE FUND:

    o May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

    o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

    o May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

    o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

    o May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

    o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

In addition, the Fund may not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

    o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

    o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

    o Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

    o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

    o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33-1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

TRUSTEES AND OFFICERS
 OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 62
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 57
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 63
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 70
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

CHARLES L. FUELLGRAF, JR., Trustee*+, Age 66
600 South Washington Street, Butler, Pennsylvania
Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*, Age 64
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 42
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W. WEIHL, Trustee+, Age 65

14282 King Road, Bowling Green, Ohio
Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 49
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

CHRISTOPHER A. CRAY, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is Counsel of Druen, Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. NAS reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ending October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                                           PENSION
                                                                         RETIREMENT
                                                      AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                                    COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                                         FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                              THE TRUST           EXPENSES         RETIREMENT        COMPLEX**
John C. Bryant, Trustee                                $ 10,000              --0--              --0--            $21,000
C. Brent DeVore,  Trustee                                10,000              --0--              --0--             15,500
Sue A. Doody, Trustee                                    10,000              --0--              --0--             21,000
Robert M Duncan,  Trustee                                10,000              --0--              --0--             21,000
Charles L. Fuellgraf, Jr, Trustee                        10,000              --0--              --0--             10,000
Thomas J. Kerr, IV,  Trustee                             10,000              --0--              --0--             21,000
Douglas F. Kridler, Trustee                              10,000              --0--              --0--             21,000
Dimon R. McFerson, Trustee                               --0--               --0--              --0--              --0--
Nancy C. Thomas,  Trustee                                10,000              --0--              --0--             10,000

                                                                          PENSION
                                                                         RETIREMENT
                                                      AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                                    COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                                         FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                              THE TRUST           EXPENSES         RETIREMENT        COMPLEX**
Harold W. Weihl,  Trustee                                10,000              --0--              --0--             10,000
David C. Wetmore, Trustee                                10,000              --0--              --0--             15,500

**The Fund Complex includes Trusts comprised of thirty four investment company portfolios.


INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, NAS oversees the investment of the assets for the S&P 500 Index Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The S&P 500 Index Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets for investment advisory services.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

For services provided under the Investment Management Agreement, NAS receives an annual fee paid monthly based on average daily net assets of each fund in the Nationwide Family of Funds according to the following schedule:

                 FUND                                  ASSETS                                   FEE

Nationwide Mid Cap Growth Fund,           $0 up to $250 million                                0.60%
Nationwide Growth Fund, and               $250 million up to $1 billion                        0.575%
Nationwide Fund                           $1 billion up to $2 billion                          0.55%
                                          $2 billion up to $5 billion                          0.525%
                                          $5 Billion and more                                  0.50%

Nationwide Bond Fund,                     $0 up to $250 million                                0.50%
Nationwide Tax-Free Income Fund,          $250 million up to $1 billion                        0.475%
Nationwide Long-Term U.S. Government      $1 billion up to $2 billion                          0.45%
Bond Fund, and Nationwide                 $2 billion up to $5 billion                          0.425%
Intermediate U.S. Government Bond Fund    $5 Billion and more                                  0.40%

Nationwide Money Market Fund              $0 up to $1 billion                                  0.40%
                                          $1 billion up to $2 billion                          0.38%
                                          $2 billion up to $5 billion                          0.36%
                                          $5 billion and more                                  0.34%

Nationwide S&P 500 Index Fund             all assets                                           0.13%

                 FUND                                  ASSETS                                   FEE

Large Cap Value                           up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Large Cap Growth                          up to $150 million                                   0.80%
                                          $150 million or more                                 0.70%

Balanced                                  up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Small Cap                                 up to $100 million                                   0.95%
                                          $100 million or more                                 0.80%

International                             up to $200 million                                   0.85%
                                          $200 million or more                                 0.80%

During the fiscal years ended October 31, 1997, 1996 and 1995, NAS received the following fees for investment advisory services*:

                                                          FISCAL YEARS ENDED OCTOBER 31,

      NATIONWIDE FUND                     1997                         1996                         1995

Mid Cap Growth                           $63,883                       $54,053                      $46,886
Growth                                 3,750,599                     3,212,196                    2,542,155
Nationwide Fund                        5,938,011                     4,425,921                    3,658,939
Bond                                     629,068                       663,545                      635,757
Tax-Free                               1,688,233                     1,704,966                    1,629,584
Long-Term U.S. Government                343,259                       414,415                      447,894
Intermediate U.S. Government             256,016                       255,149                      248,765
Money Market**                         3,502,716                     2,952,726                    2,465,549

* The fees paid to NAS during the fiscal years ended October 31, 1997, 1996, and 1995 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $389,150, $328,076 and $273,950 for 1997, 1996 and 1995,
respectively.

The Subadviser - Subject to the supervision of the Adviser and the Trust's Board of Trustees, The Dreyfus Corporation manages the S&P 500 Index Fund's assets in accordance with such Fund's investment objective and policies. The Subadviser shall make investment decisions for the S&P 500 Index Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on the first $250 million in assets
         .06% on the next $250 million in assets
         .05% on the next $500 million in assets
         .04% over $1 billion in assets.

Below is a brief description of the Subadviser.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

DISTRIBUTOR

NAS serves as agent for the Fund in the distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Fund to compensate NAS as the Fund's Distributor, for expenses associated with distribution of shares. Although actual distribution expenses may be more or less, under the Plan the Fund shall pay an annual fee not exceeding .15% of the average daily net assets of Class R shares of the Nationwide S&P 500 Index Fund to NAS. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

As required by Rule 12b-1, the Plan was approved by the initial Shareholder of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees on November 7, 1997 and amended and approved by the Board of Trustees on May 8, 1998 and _________ 1998. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent

Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interest of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above.

The Fund has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc. (1)










----------
(1)Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.




----------

OTHER SERVICES FOR THE FUND

Under a separate Fund Administration Agreement dated May 9, 1998, NAS also provides various administrative and accounting services, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services the Fund pays NAS an annual fee in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R and Class Y shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective _________, 1998, pursuant to which Nationwide Financial Services Inc. has agreed to provide certain administrative support services in connection with Class R and Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Life Insurance Company and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R and Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

Nationwide Investors Services, Inc. ("NISI") is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NISI, a wholly-owned subsidiary of NAS will receive fees for transfer agent services to the Fund in the amount of
 .01% annually of average daily net assets of the S&P 500 Index Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE-- There is no commitment by NAS to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Fund are placed where, in the judgment of NAS or the Subadviser, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Fund. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Fund and NAS believe that these services and information, which in many cases would be otherwise unavailable to NAS, are of significant value to NAS, but it is not possible to place an exact dollar value thereon. NAS does not believe that the receipt of such services and information tends to reduce materially NAS' expense.

In the case of securities traded in the over-the-counter market, the Fund will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

CALCULATING YIELD AND TOTAL RETURN

The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if the Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns, the current maximum applicable sales charge is deducted from the initial investment. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

NONSTANDARD RETURNS

The Fund may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. Upon liquidation of a portfolio or series, its shareholders are entitled to share pro rata in the net assets of such portfolio or series available for distribution to shareholders.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular class fund affected by the proposal.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the fifteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction.

The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or

(3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FINANCIAL STATEMENTS

Since Class R and Y shares of the Fund will not begin operations until after November 1, 1998, there are no financial statements for these classes.

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration statement.

* Not applicable or negative answer.

The Prospectus, as well as the Statement of Additional Information, for the Mid Cap Growth Fund, Growth Fund, Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, and Money Market Fund, and the Prospectuses, as well as the Statements of Additional Information for the S&P 500 Index Fund and Morley Capital Accumulation Fund, and the Prospectus and Statement of Additional Information for the Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, Balanced Fund and International Fund are incorporated by reference into this filing of Post-Effective Amendment No. 5 to the Registration Statement.

                                     PART C

OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENT AND EXHIBITS
(a)   Financial Statements:
         (1) Financial statements and schedules included in the Prospectus for the Funds (except the S&P 500 Index Fund, the Morley
                   Capital Accumulation Fund, the Prestige Large Cap Value Fund, the Prestige Large Cap Growth Fund, the Prestige Small Cap
                   Fund, the Prestige International Fund and the Prestige
                   Balanced Fund) (Part A):
                   Financial Highlights

         (2)       Financial statements and schedules included in Part B:
                             Those schedules required by Item 23 to be included in Part B have been incorporated therein by reference to the Prospectus (Part A).

                        (i)  Audited Financials: (except the S&P 500 Index Fund, the Morley Capital
                             Accumulation Fund, the Prestige Large Cap Value Fund, the Prestige Large Cap Growth
                             Fund, the Prestige Small Cap Fund, the Prestige International Fund and the Prestige
                             Balanced Fund):
                             Audited financial statements for the Growth Fund of FHIT, Growth Fund of NIF,
                             Nationwide  Fund of NIF, Bond Fund of NIF,  Tax-Free Fund of NIF II, Government Bond
                             Fund of FHIT,  U.S. Government Fund of NIF II, and Money Market Fund of NIF are
                             hereby incorporated by reference to Forms N-30D filed by Financial Horizons
                             Investment Trust, Nationwide Investing Foundation and Nationwide Investing
                             Foundation II on January 6, 1998.


                        (ii) Audited Financials for the Local Fund Shares of the S&P 500 Index Fund previously filed with the Trust's Registration Statement on January 2, 1998, and is hereby incorporated by reference.

(b)       Exhibits
         (1)       Amended Declaration of Trust.

         (2)       Amended Bylaws previously filed with Trust's Registration
                   Statement on August 7, 1998, and hereby incorporated by reference.

         (3)       Not Applicable.
         (4) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.


         (5)       (a) Investment Advisory Agreement (except for the Morley
                   Capital Accumulation Fund) previously filed with Trust's
                   Registration Statement on August 7, 1998, and hereby incorporated by reference.

                   (b) Proposed Investment Advisory Agreement for the Morley
                   Capital Accumulation previously filed with Trust's
                   Registration Statement on August 7, 1998, and hereby incorporated by reference.


                   (c) Subadvisory Agreements.


                        (1) Subadvisory Agreement with the Dreyfus Corporation
                            for S & P 500 Index fund previously filed in the Trust's original Registration Statement on November
                            18, 1997, and is hereby incorporated by reference.

                        (2) Proposed Subadvisory Agreement for the Prestige
                            Large Cap Value Fund, the Prestige Large Cap Growth
                            Fund, the Prestige Small Cap Fund, the Prestige
                            International Fund, and the Prestige Balanced Fund previously filed with Trust's Registration Statement on August 7, 1998, and hereby incorporated by reference.

         (6)       (a) Underwriting Agreement (except for the Morley Capital Accumulation Fund)
                       previously filed with Trust's Registration Statement on August 7, 1998, and hereby incorporated by reference.
                   (b) Proposed Underwriting Agreement for the Morley Capital Accumulation
                       previously filed with Trust's Registration Statement on August 7, 1998, and hereby incorporated by reference.
                   (c) Proposed Selected Dealer Agreement for the Morley Capital Accumulation Fund
                       previously filed with Trust's Registration Statement on August 7, 1998, and hereby incorporated by reference.

         (7)       Not applicable.
         (8)       (a) Custody Agreement previously filed with the Trust's
                       original Registration Statement on November 18, 1997, and is hereby incorporated by reference.

         (9)       (a) Fund Administration Agreement previously filed with Trust's Registration
                       Statement on August 7, 1998, and hereby incorporated by reference.
                   (b) Transfer and Dividend Disbursing Agent previously filed with Trust's
                       Registration Statement on August 7, 1998, and hereby incorporated by reference.

                   (c) Agreement and Plan of Reorganization between
                       Nationwide Investing Foundation and the Trust previously filed with the Trust's Registration Statement on form N-14
                       ('33 Act File No. 333- 41175) on November 24, 1997, and is hereby incorporated by reference.
                   (d) Agreement and Plan of Reorganization between
                       Nationwide Investing Foundation II and the Trust Previously filed with the Trust's Registration Statement on Form N-14
                       ('33 Act File No. 333-41175) on November 24, 1997, and is hereby incorporated by reference.

                  (e) Agreement and Plan of Reorganization between
                      Financial Horizons Investment Trust and the Trust previously filed with the Trust's Registration Statement on Form N-14
                      ('33 Act File No.333-41175) on November 24,1997 and is hereby incorporated by reference.

                  (f) Proposed Administrative Services Plan and Services Agreement.

         (10)     Opinion of Counsel.
         (11)     Not applicable.
         (12)     Not applicable.

         (13)     Purchase Agreement previously filed with Trust's Registration Statement on
                  January 2, 1998, and hereby incorporated by reference.

         (14)     Not applicable.

         (15)     (a)  Proposed Amended Distribution Plan.
                  (b)  Proposed Dealer Agreement for Morley Capital Accumulation Fund (see Exhibit 6(c))
                       previously filed with Trust's Registration Statement on August 7, 1998, and hereby incorporated by reference.
                  (c)  Proposed Rule 12b-1 Agreement (except Morley Capital Accumulation Fund).

         (16)     Schedule for Computation of Performance Quotations previously filed with Post-Effective
                  Amendment to Registration Statement and herein incorporated by reference.

         (17)     Not Applicable.
         (18)     Proposed Amended 18f-3 Plan.

         (19)     Power of Attorney dated November 7, 1997 previously filed in the Trust's Pre-Effective
                  Amendment and is hereby incorporated by reference.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
           WITH REGISTRANT
           No person is presently controlled by or under common control with Registrant.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES


                                                                        Number of Record Holders as of July 31, 1998
                                                                                                                         Local
                              Series                       Class A         Class B        Class D        No Class      Fund Share
                              ------                       -------         -------        -------        --------      ----------

             Mid Cap Growth Fund                             64              64             758             --             --
             Growth Fund                                     437             374          48,554            --             --
             Nationwide Fund                                1,866           1,715         65,111            --             --
             Bond Fund                                       57              33            7,589            --             --
             Tax-Free Income Fund                            23              27            7,893            --             --
             Intermediate U.S. Government Bond               20              10            2,023            --             --
             Long-Term U.S. Government Bond                  13              16            1,791            --             --
             Money Market Fund                               --              --             --            26,634           --
             S&P 500 Index Fund                              --              --             --              --              3
             Morley Capital Accumulation Fund                --              --             --              --             --
             Large Cap Value Fund                            --              --             --              --             --
             Large Cap Growth Fund                           --              --             --              --             --
             Balanced Fund                                   --              --             --              --             --
             Small Cap Fund                                  --              --             --              --             --
             International Fund                              --              --             --              --             --


ITEM 27.   INDEMNIFICATION

           Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See Item 24(b)1 above.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           (a) Nationwide Advisory Services, Inc. (NAS), the investment adviser of the Trust, also serves as investment adviser to the Nationwide Separate Account Trust, and Nationwide Asset Allocation Trust and serves as general distributor to the Nationwide Multi-Flex Variable Account, Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide DC Variable Account, Nationwide DCVA II, Nationwide VA Separate Account-A, Nationwide VA

                      Separate Account-B, Nationwide VA Separate Account-C, NACo Variable Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, and Nationwide VL Separate Account-D, separate accounts of Nationwide Life Insurance Company, or its subsidiary Nationwide Life and Annuity Insurance Company, registered as unit investment trusts under the Investment Company Act of 1940.

                      Joseph J. Gasper               DIRECTOR AND PRESIDENT AND  CHIEF OPERATING OFFICER
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Nationwide Financial Services, Inc.

                                                     DIRECTOR AND CHAIRMAN OF THE BOARD
                                                     Nationwide Investment Services Corporation

                                                     DIRECTOR AND VICE CHAIRMAN
                                                     Nationwide Financial Institution Distributors Agency, Inc.
                                                     Nationwide Global Holdings, Inc.
                                                     NEA Valuebuilder Investor Services, Inc.
                                                     NEA Valuebuilder Investor Services of Arizona, Inc.
                                                     Public Employees Benefit Services Corporation

                                                     DIRECTOR AND PRESIDENT
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Investor Services, Inc.

                                                     DIRECTOR
                                                     Affiliate Agency, Inc.
                                                     Affiliate Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Alabama, Inc.
                                                     Financial Horizons Distributors Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Oklahoma, Inc.
                                                     Financial Horizons Securities Corporation
                                                     Landmark Financial Services of New York, Inc.
                                                     Nationwide Indemnity Company

                                                     TRUSTEE AND CHAIRMAN
                                                     Nationwide Asset Allocation Trust
                                                     Nationwide Separate Account Trust

                                                     TRUSTEE AND PRESIDENT
                                                     Nationwide Insurance Golf Charities, Inc.



                Dennis W. Click                      VICE PRESIDENT AND SECRETARY
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Nationwide Financial Services, Inc.
                                                     Nationwide Insurance Enterprise Services, Ltd.
                                                     Nationwide Properties, Ltd.
                                                     Nationwide Realty Investors, Ltd.
                                                     NEA Valuebuilder Investor Services, Inc.

                                                     NEA Valuebuilder Investor Services of Arizona, Inc.
                                                     Nationwide Financial Institution
                                                     Distributors Agency, Inc.
                                                     Colonial County Mutual Insurance Company
                                                     California Cash Management Company
                                                     Colonial Insurance Company of Wisconsin
                                                     Gates McDonald & Company
                                                     GatesMcDonald Health Plus Inc.
                                                     Nationwide Global Holdings, Inc.
                                                     Nationwide Cash Management Company
                                                     Nationwide Indemnity Company
                                                     Nationwide Community Urban Redevelopment Corporation
                                                     Gates, McDonald & Company of Nevada
                                                     Gates, McDonald & Company of New York, Inc.
                                                     Farmland Mutual Insurance Company
                                                     Lone Star General Agency, Inc.
                                                     Nationwide Agribusiness Insurance Company
                                                     Employers Insurance of Wausau A Mutual Company
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Investors Services, Inc.
                                                     Nationwide Corporation
                                                     Nationwide Insurance Enterprise Foundation
                                                     Nationwide Investment Services Corporation
                                                     Scottsdale Indemnity Company
                                                     Scottsdale Insurance Company
                                                     Scottsdale Surplus Lines Insurance Company
                                                     Wausau Underwriters Insurance Company
                                                     Wausau Service Corporation
                                                     Wausau Business Insurance Company
                                                     Wausau General Insurance Company
                                                     Affiliate Agency, Inc.
                                                     Affiliate Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Alabama, Inc.
                                                     Financial Horizons Distributors Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Oklahoma, Inc.
                                                     Financial Horizons Securities Corporation
                                                     Landmark Financial Services of New York, Inc.
                                                     NEA Valuebuilder Investor Services of Alabama, Inc.
                                                     NEA Valuebuilder Investor Services of Montana, Inc.
                                                     NEA Valuebuilder Investor Services of Nevada, Inc.
                                                     NEA Valuebuilder Investor Services of Ohio, Inc.
                                                     NEA Valuebuilder Investor Services of Oklahoma, Inc.
                                                     NEA Valuebuilder Investor Services of Wyoming, Inc.
                                                     Nationwide Agency, Inc.
                                                     Nationwide Health Plans, Inc.
                                                     Nationwide Management Systems, Inc.
                                                     MRM Investments, Inc.
                                                     NWE, Inc.
                                                     TIG Countrywide Insurance Company
                                                     Morley Financial Services, Inc.

                                                     ASSISTANT SECRETARY
                                                     Pension Associates of Wausau, Inc.
                                                     Companies Agency, Inc.
                                                     Companies Agency of Alabama, Inc.
                                                     Companies Agency Insurance Services of California
                                                     Companies Agency of Georgia, Inc.
                                                     Companies Agency of Idaho, Inc.

                                                     Companies Agency of Kentucky, Inc.
                                                     Companies Agency of New York, Inc.
                                                     Companies Agency of Pennsylvania, Inc.
                                                     Companies Agency of Phoenix, Inc.
                                                     Countrywide Services Corporation
                                                     Key Health Plan, Inc.
                                                     Wausau (Bermuda) Ltd.
                                                     Wausau International Underwriters

                                                     VICE PRESIDENT AND ASSISTANT SECRETARY
                                                     National Casualty Company

                                                     SECRETARY
                                                     The Beak and Wire Company

                                                     CLERK
                                                     NEA Valuebuilder Services Insurance Agency, Inc.

                                                     ASSISTANT CLERK
                                                     Companies Agency of Massachusetts, Inc.



                  Dimon R. McFerson                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER-NATIONWIDE INSURANCE
                                                     ENTERPRISE AND DIRECTOR
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Colonial Insurance Company of Wisconsin
                                                     Farmland Mutual Insurance Company
                                                     Nationwide Agribusiness Insurance Company
                                                     National Casualty Company
                                                     Nationwide Financial Services, Inc.
                                                     Nationwide Global Holdings, Inc.
                                                     Nationwide Indemnity Company
                                                     Nationwide Investment Services Corporation
                                                     California Cash Management Company
                                                     Nationwide Cash Management Company
                                                     Employers Insurance of Wausau A Mutual Company
                                                     Scottsdale Indemnity Company
                                                     Scottsdale Insurance  Company
                                                     Scottsdale Surplus Lines Insurance Company
                                                     Wausau Service Corporation
                                                     Wausau General Insurance Company
                                                     Wausau Business Insurance Company
                                                     Wausau Underwriters Insurance Company

                                                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER - NATIONWIDE INSURANCE
                                                     ENTERPRISE, PRESIDENT AND DIRECTOR
                                                     Nationwide Corporation

                                                     CHAIRMAN OF THE BOARD, CHAIRMAN AND CHIEF EXECUTIVE
                                                     OFFICER-NATIONWIDE INSURANCE ENTERPRISE AND DIRECTOR
                                                     American Marine Underwriters, Inc.

                                                     Gates, McDonald and Company
                                                     Gates McDonald Health Plus, Inc.
                                                     Nationwide Investor Services, Inc.
                                                     Public Employees Benefit Services Corporation
                                                     Companies Agency, Inc.
                                                     Companies Agency of Alabama, Inc.
                                                     Companies Agency Insurance Services of California
                                                     Companies Agency of Georgia, Inc.
                                                     Companies Agency of Idaho, Inc.
                                                     Companies Agency of Kentucky, Inc.
                                                     Companies Agency of Massachusetts, Inc.
                                                     Companies Agency of New York, Inc.
                                                     Companies Agency of Pennsylvania, Inc.
                                                     Companies Agency of Phoenix, Inc.
                                                     Countrywide Services Corporation
                                                     Employers Life Insurance Company of Wausau
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Financial Institution Distributors Agency, Inc.
                                                     Nationwide Insurance Enterprise Services, Ltd.
                                                     TIG Countrywide Insurance Company
                                                     Wausau International Underwriters
                                                     Wausau Preferred Health Insurance Company

                                                     TRUSTEE AND CHAIRMAN
                                                     Financial Horizons Investment Trust
                                                     Nationwide Investing Foundation
                                                     Nationwide Investing Foundation II
                                                     Nationwide Investing Foundation III

                                                     CHAIRMAN OF THE BOARD
                                                     Nationwide Insurance Golf Charities, Inc.

                                                     CHAIRMAN OF THE BOARD AND DIRECTOR
                                                     Lone Star General Agency, Inc.
                                                     Nationwide Community Urban Redevelopment Corporation
                                                     NEA Valuebuilder Investor Services, Inc.
                                                     NEA Valuebuilder Investor Services of Arizona, Inc
                                                     Colonial County Mutual Insurance Company

                                                     DIRECTOR
                                                     Gates, McDonald & Company of Nevada
                                                     Gates, McDonald & Company of New York

                                                     CHAIRMAN OF THE BOARD, CHAIRMAN AND CHIEF EXECUTIVE
                                                     OFFICER-NATIONWIDE INSURANCE ENTERPRISE AND TRUSTEE
                                                     Nationwide Insurance Enterprise Foundation

                                                     MEMBER-BOARD OF MANAGERS, CHAIRMAN OF THE BOARD,
                                                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER-NATIONWIDE INSURANCE
                                                     ENTERPRISE
                                                     Nationwide Properties, Ltd.
                                                     Nationwide Realty Investors, Ltd.


                Robert A. Oakley                     EXECUTIVE VICE PRESIDENT-CHIEF FINANCIAL OFFICER
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company


                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     American Marine Underwriters, Inc.
                                                     Companies Agency, Inc.
                                                     Companies Agency of Alabama, Inc.
                                                     Companies Agency of Idaho, Inc.
                                                     Companies Agency of Kentucky, Inc.
                                                     Companies Agency of Massachusetts, Inc.
                                                     Companies Agency of New York, Inc.
                                                     Companies Agency of Pennsylvania, Inc.
                                                     Companies Agency of Phoenix, Inc.
                                                     Countrywide Services Corporation
                                                     Employers Life Insurance Company of Wausau
                                                     National Casualty Company
                                                     National Premium and Benefit Administration Company
                                                     The Beak and Wire Corporation
                                                     Employers Insurance of Wausau A Mutual Company
                                                     Farmland Mutual Insurance Company
                                                     Nationwide Financial Institution Distributors Agency, Inc.
                                                     Lone Star General Agency, Inc.
                                                     Nationwide Agribusiness Insurance Company
                                                     Nationwide Corporation
                                                     Nationwide Financial Services, Inc.
                                                     Nationwide Investment Services Corporation
                                                     Nationwide Investor Services, Inc.
                                                     Nationwide Insurance Enterprise Foundation
                                                     Nationwide Properties, Ltd.
                                                     Nationwide Realty Investors, Ltd.
                                                     NEA Valuebuilder Investor Services, Inc.
                                                     NEA Valuebuilder Investor Services of Arizona, Inc.
                                                     Colonial County Mutual Insurance Company
                                                     Pension Associates of Wausau, Inc.
                                                     Public Employees Benefit Services Corporation
                                                     Scottsdale Indemnity Company
                                                     Scottsdale Insurance Company
                                                     Scottsdale Surplus Lines Insurance Company
                                                     Wausau Business Insurance Company
                                                     Wausau General Insurance Company
                                                     Wausau Preferred Health Insurance Company
                                                     Wausau Service Corporation
                                                     Wausau Underwriters Insurance Company




                                                     DIRECTOR, CHAIRMAN OF THE BOARD
                                                     Neckura Holding Company
                                                     Neckura Insurance Company
                                                     Neckura Life Insurance Company

                                                     EXECUTIVE VICE PRESIDENT-CHIEF FINANCIAL OFFICER AND
                                                     DIRECTOR
                                                     California Cash Management Company
                                                     Colonial Insurance Company of Wisconsin
                                                     Nationwide Cash Management Company
                                                     Nationwide Community Urban Redevelopment
                                                     Corporation
                                                     Nationwide Global Holdings, Inc.
                                                     Nationwide Insurance Enterprise Services, Ltd.
                                                     MRM Investments, Inc.
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Indemnity Company
                                                     TIG Countrywide Insurance Company

                                                     EXECUTIVE VICE PRESIDENT
                                                     Companies Agency Insurance Services of
                                                     California
                                                     Wausau International Underwriters

                                                     DIRECTOR AND VICE CHAIRMAN
                                                     Leben Direkt Insurance Company
                                                     Neckura General Insurance Company
                                                     Auto Direkt Insurance Company


                                                     DIRECTOR
                                                     NWE, Inc.
                                                     Gates, McDonald & Company
                                                     GatesMcDonald Health Plus Inc.


                  Susan A. Wolken                    SENIOR VICE PRESIDENT - LIFE COMPANY OPERATIONS
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company

                                                     DIRECTOR
                                                     Affiliate Agency, Inc.
                                                     Affiliate Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Alabama, Inc.
                                                     Financial Horizons Distributors Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Oklahoma, Inc.
                                                     Financial Horizons Securities Corporation
                                                     Landmark Financial Services of New York, Inc.

                                                     NATIONWIDE ADVISORY SERVICES, INC.
                                                     Nationwide Investment Services Corporation
                                                     NEA Valuebuilder Investor Services of Alabama, Inc.
                                                     NEA Valuebuilder Investor Services of Arizona, Inc.
                                                     NEA Valuebuilder Investor Services of Montana, Inc.
                                                     NEA Valuebuilder Investor Services of Nevada, Inc.
                                                     NEA Valuebuilder Investor Services of Ohio, Inc.
                                                     NEA Valuebuilder Investor Services of Oklahoma, Inc.

                                                     NEA Valuebuilder Investor Services of Wyoming, Inc.
                                                     NEA Valuebuilder Services Insurance Agency, Inc.
                                                     PEBSCO of Massachusetts Insurance Agency, Inc.
                                                     Public Employees Benefit Services Corporation of Alabama
                                                     Public Employees Benefit Services Corporation of Arkansas
                                                     Public Employees Benefit Services Corporation of Montana
                                                     Public Employees Benefit
                                                     Services Corporation of New Mexico


                  Robert J. Woodward, Jr.            EXECUTIVE VICE PRESIDENT-CHIEF INVESTMENT OFFICER
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Colonial County Mutual Insurance Company
                                                     Colonial Insurance Company of Wisconsin
                                                     Employers Insurance of Wausau A Mutual Company
                                                     Employers Life Insurance Company of Wausau
                                                     Farmland Mutual Insurance Company
                                                     Gates,  McDonald & Company
                                                     GatesMcDonald Health Plus, Inc.
                                                     Lone Star General Agency, Inc.
                                                     National Casualty Company
                                                     Nationwide Financial Services, Inc.
                                                     Nationwide Agribusiness Insurance Company
                                                     Nationwide Corporation
                                                     Nationwide Insurance Enterprise Foundation
                                                     Nationwide Insurance Enterprise Services, Ltd.
                                                     Nationwide Investment Services Corporation
                                                     Pension Associates of Wausau, Inc.
                                                     Public Employees Benefit Services
                                                     Corporation Scottsdale Indemnity Company
                                                     Scottsdale Insurance Company
                                                     Scottsdale Surplus Lines Insurance Company
                                                     Wausau Business Insurance Company
                                                     Wausau General Insurance Company
                                                     Wausau Preferred Health Insurance Company
                                                     Wausau Service Corporation
                                                     Wausau  Underwriters Insurance Company

                                                     DIRECTOR
                                                     Nationwide Global Holdings, Inc.
                                                     Nationwide Investors Services, Inc.
                                                     MEMBER-BOARD OF MANAGERS AND VICE CHAIRMAN
                                                     Nationwide Properties, Ltd.
                                                     Nationwide Realty Investors, Ltd.

                                                     DIRECTOR AND PRESIDENT
                                                     California Cash Management Company
                                                     MRM Investments, Inc.
                                                     Nationwide Cash Management Company
                                                     Nationwide Community Urban Redevelopment Corporation
                                                     NWE, Inc.


                                                     DIRECTOR, EXECUTIVE VICE PRESIDENT-CHIEF INVESTMENT OFFICER
                                                     Nationwide Indemnity Company
                                                     Nationwide Advisory Services, Inc.
                                                     TIG Countrywide Insurance Company

                                                     TRUSTEE AND VICE CHAIRMAN
                                                     Nationwide Asset Allocation Trust
                                                     Nationwide Separate Account Trust


                James F. Laird, Jr.                  VICE PRESIDENT AND GENERAL MANAGER AND ACTING TREASURER
                                                     Nationwide Advisory Services, Inc.

                                                     VICE PRESIDENT AND GENERAL MANAGER AND ACTING TREASURER
                                                     AND DIRECTOR
                                                     Nationwide Investors Services, Inc.

                                                     TREASURER
                                                     Nationwide Investing Foundation
                                                     Nationwide Separate Account Trust
                                                     Nationwide Investing Foundation II
                                                     Financial Horizons Investment Trust
                                                     Nationwide Asset Allocation Trust
                                                     Nationwide Investing Foundation III


                Christopher A. Cray                  TREASURER
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Investors Services, Inc.

                                                     ASSISTANT TREASURER
                                                     Nationwide Investing Foundation
                                                     Nationwide Separate Account Trust
                                                     Nationwide Investing Foundation II
                                                     Nationwide Investing Foundation III
                                                     Financial Horizons Investment Trust
                                                     Nationwide Asset Allocation Trust


                David E. Simaitis                    SECRETARY
                                                     Nationwide Horizons Investment Trust
                                                     Nationwide Investing Foundation
                                                     Nationwide Investing Foundation II
                                                     Nationwide Investing Foundation III

                                                     ASSISTANT SECRETARY
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Investors Services, Inc.
                                                     Nationwide Separate Account Trust


                Elizabeth A. Davin                   SECRETARY
                                                     Nationwide Asset Allocation Trust
                                                     Nationwide Separate Account Trust



                                                     ASSISTANT SECRETARY
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Horizons Investment Trust
                                                     Nationwide Investing Foundation
                                                     Nationwide Investing Foundation III
                                                     Nationwide Investors Services, Inc.


                W. Sidney Druen                      SENIOR VICE PRESIDENT AND GENERAL COUNSEL AND
                                                     ASSISTANT SECRETARY
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Global Holdings, Inc.
                                                     Nationwide Investors Services, Inc.
                                                     Employers Insurance of Wausau A Mutual Company
                                                     Employers Life Insurance Company of Wausau
                                                     Wausau Business Insurance Company
                                                     Wausau General Insurance Company
                                                     Wausau Underwriters Insurance Company
                                                     Wausau Preferred Health Insurance Company
                                                     Wausau Service Corporation

                                                     SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                                     Affiliate Agency, Inc.
                                                     Affiliate Agency of Ohio, Inc.
                                                     American Marine Underwriters, Inc.
                                                     The Beak and Wire Corporation
                                                     California Cash Management Company
                                                     Colonial County Mutual Insurance Company
                                                     Colonial Insurance Company of California
                                                     Farmland Mutual Insurance Company
                                                     Nationwide Agribusiness Insurance Company
                                                     Nationwide Financial Services, Inc.
                                                     Nationwide Financial Institution Distributors
                                                     Agency, Inc.
                                                     Financial Horizons Distributors Agency of Alabama,
                                                     Inc.
                                                     Financial Horizons Distributors Agency of Ohio, Inc.
                                                     Financial Horizons Distributors Agency of Oklahoma, Inc.
                                                     Financial Horizons Securities Corporation
                                                     Gates, McDonald & Company
                                                     Gates, McDonald & Company of Nevada
                                                     Gates, McDonald & Company of New York, Inc.
                                                     GatesMcDonald Health Plus, Inc.
                                                     Landmark Financial Services of New York, Inc.
                                                     National Casualty Company
                                                     Nationwide Cash Management Company
                                                     Nationwide Corporation
                                                     Nationwide Insurance Enterprise Services, Ltd.
                                                     Nationwide Investment Services Corporation
                                                     Companies Agency, Inc.
                                                     Companies Agency Insurance Services of California
                                                     Companies Agency of Alabama, Inc.
                                                     Companies Agency of Georgia, Inc.


                                                     Companies Agency of Idaho, Inc.
                                                     Companies Agency of Kentucky, Inc.
                                                     Companies Agency of Massachusetts, Inc.
                                                     Companies Agency of New York, Inc.
                                                     Companies Agency of Pennsylvania, Inc.
                                                     Companies Agency of Phoenix, Inc.
                                                     Countrywide Services Corporation
                                                     Lone Star General Agency Inc.
                                                     Nationwide Insurance Enterprise Foundation
                                                     Nationwide Properties, Ltd.
                                                     Nationwide Realty Investors, Ltd.
                                                     NEA Valuebuilder Investor Services, Inc.
                                                     NEA Valuebuilder Investor Services of Alabama, Inc.
                                                     NEA Valuebuilder Investor Services of Arizona, Inc.
                                                     NEA Valuebuilder Investor Services of Montana, Inc.
                                                     NEA Valuebuilder Investor Services of Nevada, Inc.
                                                     NEA Valuebuilder Investor Services of Ohio, Inc.
                                                     NEA Valuebuilder Investor Services of Oklahoma, Inc.
                                                     NEA Valuebuilder Investor Services of Wyoming, Inc.
                                                     NEA Valuebuilder Services Insurance Agency, Inc.
                                                     PEBSCO of Massachusetts Insurance Agency, Inc.
                                                     Pension Associates of Wausau, Inc.
                                                     Public Employees Benefit Services Corporation
                                                     Public Employees Benefit Services Corporation of Alabama
                                                     Public Employees Benefit Services Corporation of Arkansas
                                                     Public Employees Benefit Services Corporation of Montana
                                                     Public Employees Benefit Services Corporation of New Mexico
                                                     Scottsdale Indemnity Company
                                                     Scottsdale Insurance Company
                                                     Scottsdale Surplus Lines Insurance Company
                                                     Wausau   International Underwriters
                                                     Morley Financial Services, Inc.

                                                     SENIOR VICE PRESIDENT AND GENERAL COUNSEL AND DIRECTOR
                                                     Nationwide Community Urban Redevelopment Corporation
                                                     Nationwide Indemnity Company
                                                     MRM Investments, Inc.
                                                     NWE, Inc.
                                                     TIG Countrywide Insurance Company

                                                     ASSISTANT SECRETARY
                                                     Key Health Plan, Inc.

                                                     GENERAL COUNSEL
                                                     Nationwide Insurance Golf Charities, Inc.



                Patricia J. Smith                    ASSISTANT SECRETARY
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Horizons Investment Trust
                                                     Nationwide Investing Foundation
                                                     Nationwide Investing Foundation II
                                                     Nationwide Investing Foundation III
                                                     Nationwide Investors Services, Inc.
                                                     Nationwide Separate Account Trust




                Peter J. Neckermann                  VICE PRESIDENT - ECONOMIC AND INVESTMENT SERVICES
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Nationwide Indemnity Company

                                                     VICE PRESIDENT
                                                     Nationwide Advisory Services, Inc.

                                                     DIRECTOR
                                                     Leben Direkt Insurance Company
                                                     Nationwide Investors Services, Inc.
                                                     Neckura Holding Company

                                                     ASSISTANT TREASURER
                                                     Financial Horizons Investment Trust
                                                     National Casualty Company
                                                     National Premium and Benefit Administration Company
                                                     Nationwide Investing Foundation
                                                     Nationwide Investing Foundation II
                                                     Nationwide Investing Foundation III
                                                     Nationwide Separate Account Trust
                                                     Nationwide Asset Allocation Trust

                  Edwin P. McCausland, Jr.           SR. VICE PRESIDENT - FIXED INCOME SECURITIES
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide General Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company
                                                     Nationwide Advisory Services, Inc.
                                                     California Cash Management Company
                                                     Colonial Insurance Company of Wisconsin
                                                     Nationwide Cash Management Company
                                                     Nationwide Indemnity Company
                                                     Nationwide Insurance Enterprise Foundation
                                                     Morley Financial Services, Inc.

                                                     VICE PRESIDENT - FIXED INCOME SECURITIES
                                                     Employers Insurance of Wausau A Mutual Company
                                                     Employers Life Insurance Company of Wausau
                                                     Farmland Mutual Insurance Company
                                                     Gates, McDonald & Company
                                                     GatesMcDonald Health Plus, Inc.
                                                     National Casualty Company
                                                     Nationwide Agribusiness Insurance Company
                                                     Scottsdale Indemnity Company
                                                     Scottsdale Insurance Company
                                                     Scottsdale Surplus Lines Insurance Company
                                                     TIG Countrywide Insurance Company
                                                     Wausau Business Insurance Company
                                                     Wausau General Insurance Company


                                                     Wausau Preferred Health Insurance Company
                                                     Wausau Service Corporation
                                                     Wausau Underwriters Insurance
                                                     Company

                                                     ASSISTANT TREASURER
                                                     Financial Horizons Investment Trust
                                                     Nationwide Asset Allocation Trust
                                                     Nationwide Investing Foundation
                                                     Nationwide Investing Foundation II
                                                     Nationwide Investing Foundation III
                                                     Nationwide Separate Account Trust


                  Joseph P. Rath                     VICE PRESIDENT - PRODUCT AND MARKET COMPLIANCE
                                                     Nationwide Mutual Insurance Company
                                                     Nationwide Mutual Fire Insurance Company
                                                     Nationwide Property and Casualty Insurance Company
                                                     Nationwide Life Insurance Company
                                                     Nationwide Life and Annuity Insurance Company

                                                     VICE PRESIDENT-COMPLIANCE
                                                     Nationwide Advisory Services, Inc.
                                                     Nationwide Investment Services Corporation

                                                     VICE PRESIDENT-CHIEF COMPLIANCE OFFICER
                                                     Nationwide Financial Services, Inc.


                  William G. Goslee                  VICE PRESIDENT
                                                     Nationwide Advisory Services, Inc.

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Farmland Mutual Insurance Company
Nationwide Agribusiness Insurance Company
1963 Bell Avenue
Des Moines, Iowa 50315-1000

Colonial Insurance Company of Wisconsin
5525 Park Center Circle
Dublin, Ohio 43017

Employers Insurance of Wausau A Mutual Company
2000 Westwood Drive
Wausau, Wisconsin 54401-7881

Scottsdale Insurance Company
8877 North Gainey Center Drive
P.O. Box 4110
Scottsdale, Arizona 85261-4110

National Casualty Company
P.O. Box 4110
Scottsdale, Arizona 85261-4110

Lone Star General Agency, Inc.
P.O. Box 14700
Austin, Texas 78761

Auto Direkt Insurance Company
Columbus Insurance Brokerage and Service, GMBH
Leben Direkt Insurance Company
Neckura General Insurance Company
Neckura Holding Company
Neckura Insurance Company
Neckura Life Insurance Company
John E. Fisher Str. 1
61440 Oberursel/Ts.
Germany

Public Employees Benefit Services Corporation
Two Nationwide Plaza
Columbus, Ohio 43215

Nationwide Advisory Services, Inc.
Nationwide Investors Services, Inc.
Three Nationwide Plaza,
Columbus, Ohio 43215

Morley Financial Services, Inc.
5665 S. W. Meadows Rd. , Suite 400
Lake Oswego, Oregon  97035

           (b) UBT serves as investment adviser to the Morley Capital Accumulation Fund. UBT, a trust company organized under the laws of the State of Oregon, is a wholly owned subsidiary of Nationwide Life Insurance Company. UBT conducts a variety of trust activities.

                To the knowledge of the Trust, none of the directors or officers of UBT, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Morley Financial Services, Inc. The directors except as noted below may be contacted C/O UBT, 5665 SW Meadows Rd., Suite 400, Lake Oswego, Oregon 97035.

                Donald C. Burdick, 434 Ridgeway Road, Lake Oswego, OR 97034 Mr. Burdick has been an independent consultant and investor for the past 10 years. Prior to that he was President of Investcorp Financial Services.

                Harold H. Morley, President, CEO and Director of UBT. Mr. Morley is Chairman and Chief Executive Officer of Morley Financial Services, Inc.

                Joan K. Hall, Senior Vice President, Corporate Secretary, Financial Officer and Director of UBT. Ms. Hall is Senior Vice President and Financial Officer of Morley Financial Services.

                David Fallow, Executive Vice President of UBT. Mr. Fallow is President and Chief Investment Officer of Morley Financial Services, Inc.

             (c) Information for the Subadviser of the S&P 500 Index Fund

                 (1)  The Dreyfus Corporation

                      The Dreyfus Corporation ("Dreyfus") acts as subadviser to the S&P 500 Index Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Dreyfus, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Dreyfus (SEC file No. 801-8147).

             (d) Information for the Subadviser of the Prestige Large Cap Value
                 Fund

                 (1)  Brinson Partners, Inc.

                      Brinson Partners, Inc. ("Brinson") acts as a subadviser to the Prestige Large Cap Value Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Brinson, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Brinson (SEC file No. 801-34910.)


             (e) Information for the Subadviser of the Prestige Large Cap Growth
                 Fund

                 (1)  Goldman Sachs Asset Management

                      Goldman Sachs Asset Management ("Goldman") acts as a subadviser to the Large Cap Growth Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Goldman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Goldman (SEC file No. 801-16048.)

             (f) Information for the Subadviser of the Prestige Balanced Fund

                 (1)  J. P. Morgan Investment Management

                      J. P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, is a wholly owned subsidiary of J. P. Morgan & Co. Incorporated. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

                      To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J. P. Morgan & Co. Incorporated.


          (g)    Information for the Subadviser of the Prestige Small Cap Fund

                 (1)  Institutional Trust Company

                      Institutional Trust Company ("ITC") acts as a subadviser to the Small Cap Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of ITC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by ITC (SEC file No. 801-12389.)

                 (2)  Invesco Management & Research, Inc.

                      Invesco Management & Research, Inc. ("Invesco") acts as a subadviser to the Small Cap Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of INVESCO, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by INVESCO (SEC file No. 801-01596.)


          (h)    Information for the Subadviser of the Prestige International
                 Fund

                  (1) Lazard Asset Management

                      Lazard Asset Management ("Lazard") acts as subadviser to the International Fund and as adviser or subadviser to a number of other registered investment companies as well as to separate institutional investors.

                               Name and Address of Company with
                           which General Member is Connected
Name of General Member     other than with Lazard and its affiliates.      Capacity
----------------------     ------------------------------------------      --------

Eileen D. Alexanderson     None

William Araskog            None

F. Harlan Batrus           Mutual of America Capital Management Corp.      Director
                           666 Fifth Ave.
                           New York,  New York  10103

                           Ryan Labs, Inc.                                 Director
                           350 Albany Street
                           New York, New York  10280

David G. Braunschvig       None

Patrick J. Callahan, Jr.   Berry Metal Co.                                 Director
                           Route 68
                           Harmony, Pennsylvania  16307

                           BT Capital Corp.                                Director
                           280 Park Avenue
                           New York, New York  10017

                           Lee Brass Co. (Prior to 3/1/95)                 Director
                           P.O. Box 1229
                           Anniston, Alabama  36202

                           Michigan Wheel Corp.                            Director
                           1501 Buchanan Avenue
                           Southwest Grand Rapids, Michigan  49507


                           Rotation Dynamics Corp.                         Director
                           15 Salt Creek Lane
                           Suite 316
                           Hinsdale, Illinois  60521

                           Somerset Technologies, Inc.                     Director
                           P.O. Box 791
                           New Brunswick, New Jersey  08903

                           GAR Holding Co. (Prior to 4/1/96)               Director
                           600 Union Street
                           Ashland, Ohio  44905

Michael David-Weill        BSN Gervias Danone (Prior to 8/1/96)            Director
                           1260130 Rue Jules Grueade
                           Levallois-Perret (Hauts de Seinc)
                           France  92303

                           Credit Mobilier Industrial                      Chairman of the Board
                           (Prior to 8/1/96)
                           (SOVAC)
                           19-21 rue de la Bienfaisance
                           75008 Paris, France

                           The Dannon Company, Inc.                        Director
                           22-11 38th Avenue
                           Long Island City, New York  11101

                           Eurafrance                                      President and Chairman of the Board
                           12 Avenue Percier
                           75008 Paris, France

                           Exor Group                                      Director
                           19 Avenue Montaigne
                           75008 Paris, France

                           Euralux                                         Director
                           8 Rue Ste-Zithe


                           2763 Luxembourg

                           Pist S.P.A. (Prior to 8/1/96)                   Director
                           Corso Marconi 10
                           10125 Torino
                           Italy

                           Group Danone                                    Director
                           7 Rue de Teheran
                           75008 Paris, France

                           ITT Industries, Inc.                            Director
                           320 Park Avenue
                           New York, New York  10022

                           La France S.A.                                  Director
                           7 & 9 Boulevard Hauggmann
                           75009 Paris, France

                           La France-Iard                                  Director
                           7 & 9 Boulevard Hauggmann
                           75009 Paris, France

                           La France-Vic                                   Director
                           7 & 9 Boulevard Hauggmann
                           75009 Paris, France

                           Lazard Brothers & Co., Limited                  Director
                           21 Moorfields
                           London EC2P-2HT

                           Pearson plc                                     Director
                           Millbank Tower
                           London SWI  P4Q2

                           Publicis S.A.                                   Director
                           133 Champs-Ezlysees
                           75008 Paris, France

                           S.A. de la Rue Imperiale de Lyon                Director
                           49, Rue de la Republique
                           Lyon (Rhone) 69002 France

John V. Doyle              None

Charles R. Dreifus         None

Thomas F. Dunn             Goldman, Sach & Co.                             Senior Portfolio Manager
                           (Prior to 1/1/96)
                           65 Broadway Street
                           New York, New York  10004

Norman Eig                 The Lazard Funds, Inc.                          Director, Chairman
                           30 Rockefeller Plaza
                           New York, New York  10020

                           The Emerging World Trust Fund Limited           Director


                           30 Rockefeller Plaza
                           New York, New York  10020

                           Lazard Pension Management, Inc.                 Director
                           30 Rockefeller Plaza
                           New York, New York  10020

Richard P. Emerson         None

Peter R. Ezersky           None

Jonathan F. Foster         None

Albert H. Garner           None

James S. Gold              Smart & Final, Inc.                             Director
                           4700 South Boyle Avenue
                           Los Angeles, California  90058

Jeffrey A. Golman          None

Steven J. Golub            Mineral Technologies, Inc.                      Director
                           405 Lexington Avenue
                           New York, New York  10174-1901

Herbert W. Gullquist       The Lazard Funds, Inc.                          Director, President
                           30 Rockefeller Plaza
                           New York, New York  10020

                           The Emerging World Trust Fund Limited           Director
                           30 Rockefeller Plaza
                           New York, New York  10020

                           Lazard Freres Asset                             Director, President
                           Management (Canada(, Inc.
                           30 Rockefeller Plaza
                           New York, New York  10020

                           Lazard Pension Management, Inc.                 Director, President
                           30 Rockefeller Plaza
                           New York, New York  10020

Thomas R. Haack            None

J. Ira Harris              Manpower, Inc.                                  Director
                           5301 North Ironwood Road
                           Milwaukee, Wisconsin  53201

                           Caremark International, Inc.                    Director
                           (Prior to 9/20/96)
                           2215 Sanders Road
                           Northbrook, Illinois  60062

                           Brinker International, Inc.                     Director
                           6820 LBJ Freeway
                           Dallas, Texas  75240


Melvin Heineman            Lazard Freres & Co., Ltd.                       Director
                           21 Moorsfields
                           London EC2P 2HT
                           England

                           Lazard Pension Management, Inc.                 Director
                           (Prior to 1/1/97)
                           30 Rockefeller Plaza
                           New York, New York  100200

Kenneth M. Jacobs          None

Jonathan H. Kagan          Continental Cablevision, Inc.                   Director
                           Pilot House
                           54 Lewis Wharf
                           Boston, Massachusetts  02110



                           Firearms Training Systems, Inc.                 Director
                           7340 McGinnis Ferry Road
                           Suwanee, Georgia  301274

                           La SalleRe Ltd.                                 Director
                           Cumberland House
                           One Victoria Street
                           P.O. HM 1502
                           Hamilton Hm FX
                           Bermuda

                           Patient Education Media, Inc.                   Director
                           1271 Avenue of the Americas
                           New York, New York  10020

                           Phar-Mor, Inc. (Prior to 1/1/96)                Director
                           20 Federal Plaza West
                           Youngstown, Ohio  44501

                           Tyco Toys, Inc.                                 Director
                           6000 Midlantic Drive
                           Mount Laurel, New Jersey  09054

James L. Kempner           Lazard Freres & Co. Capital Markets
                           30 Rockefeller Plaza
                           New York, New York  10020

William J. Kreisel         Morgan Stanley & Co., Inc.                      Managing Director
                           (Prior to 12/95)
                           1221 Avenue of the Americas
                           New York, New York  10020

Larry A. Kohn              Goldman Sachs & Co.                             Vice President
                           (Prior to 1/97)
                           85 Broad Street
                           New York, New York  10004

Sandra A. Lamb             None


Edgar D. Legaspi           None

Michael S. Liss            Bear Stearns & Co.                              Senior Portfolio Manager
                           (Prior to 10/1/95)
                           245 Park Avenue
                           New York, New York  10004

William R. Loomis, Jr.     Englehard Hanovia, Inc.                         Director
                           290 Park Avenue
                           3rd Floor - West Wing
                           New York, New York  10017

                           Minorco S.A.                                    Director
                           Boite Postal 185
                           L-2011 Luxembourg



                           Minorco U.S.A., Inc.                            Director
                           30 Rockefeller Plaza
                           Suite 4212
                           New York, New York  10112

                           Terra Industries, Inc.                          Director
                           600 4th Street
                           Sioux City, Iowa  51101

J. Robert Lovejoy          Lazard Freres & Co. Capital Markets
                           30 Rockefeller Plaza
                           New York, New York  10020

Matthew J. Lustig          None

Philippe L. Magistretti    None

Damon Mezzacappa           Corporate Property Investors                    Director
                           30 Rockefeller Plaza
                           New York, New York  10020

Christina A. Mohr          Loehmann's Holdings, Inc.                       Director
                           2500 Halsey Street
                           Bronx, New York 10461

                           United Retail Group, Inc.                       Director
                           365 West Passaic Street
                           Rochelle Park, New Jersey  07662

Robert P. Morgenthau       Lazard Freres Asset Management                  Director, Vice President
                           (Canada, Inc.
                           30 Rockefeller Plaza
                           New York, New York  10020

Steven J. Niemczyk         None

Hamish W. M. Norton        None


Jonathan O'Herron          Trigon Energy Corporation                       Director
                           1 Water Street
                           White Plains, New York  10601

James A. Paduano           Donovan Data Systems, Inc.                      Director
                           666 Fifth Avenue
                           New York, New York  10019

                           Pilgrim Electronics, Inc.                       Director
                           (Prior to 4/1/95)
                           60 Beaver Brook Road
                           Danbury, Connecticut  06810

                           Secure Products, Inc.                           Director
                           17 Maple Street
                           Summit, New Jersey   07901

Louis Perlmutter           None

Robert E. Poll, Jr.        None

Lester Pollack             Continental Cablevision, Inc.                   Director
                           Pilot House
                           54 Louis Wharf
                           Boston, Massachusetts  02210

                           CNA Financial Corp (Prior to 3/1/95)            Director
                           CNA Plaza
                           Chicago, Illinois  60685

                           Firearms Training Systems, Inc.                 Director
                           7340 McGinnis Ferry Road
                           Suwannee, Georgia  30174

                           Kaufman & Broad Home Corp.                      Director
                           11601 Wilshire Boulevard
                           Los Angeles, California  90025-1748





                           LaSalle Re Ltd.                                 Director
                           Cumberland House
                           One Victoria Street
                           P.O. HM FX
                           Bermuda

                           LaSalle Re Holdings Ltd.                        Director
                           Cumberland House
                           One Victoria Street
                           P.O. HM FX
                           Bermuda

                           Loews Corporation (Prior to 1/1/96)             Director
                           666 Fifth Avenue
                           New York, New York  10103

                           Paramount Communications, Inc.                  Director
                           (Prior to 3/1/95)
                           15 Columbus Circle
                           New York, New York  10023

                           Parlex Corp.                                    Director
                           145 Milk Street
                           Metuen, Massachusetts   01844

                           Polaroid Corp.                                  Director
                           549 Technology Square
                           Cambridge, Massachusetts  02139

                           SD Holding (Bermuda) Ltd.                       Director
                           Hurst Holme
                           Trott Road
                           Hamilton HMII
                           Bermuda

                           Sphere Drake Acquisitions (U.K.) Ltd.           Director
                           52-54 Leadenhall Street
                           London EC3A 2BJ
                           England

                           Sphere Drake Holding Ltd.                       Director
                           52-24 Leadenhall Street
                           London EC3A 2BJ
                           England

                           Sun America Inc.                                Director
                           11601 Wilshire Boulevard
                           Los Angeles, California  90025

                           Tidewater, Inc.                                 Director
                           1440 Canal Street
                           Suite 2100
                           New Orleans, Louisiana  70112

Michael J. Price           Avidia Systems, Inc.                            Director
                           10 Fairfield Blvd.
                           Wallingford, Connecticut  06492


Steven L. Rattner          Falcon Holding Group L.P.                       Director
                           10900 Wilshire Boulevard
                           Los Angeles, California  90024

John R. Reese              Owosso Corp.                                    Director
                           312 West Main Street
                           Owosso, Michigan  48867

                           Owosso Gan, Inc.                                Director
                           312 West Main Street
                           Owosso, Michigan  48867

John R. Reinsberg          None

Louis G. Rice              None

Luis E. Rinaldini          Cedar Fair Management Co.                       Director
                           (Prior to 3/1/95)
                           CN 5006 Causeway Drive
                           Sandusky, Ohio  44870

Bruno M. Roger             CAP Gemini Sogeti                               Director
                           6, Bid Jean Pain a Grenoble  (38005)
                           France

                           Carnaud Metal Box Packaging                     Director
                           (Prior to 8/1/96)
                           152, Rue de Courcelles aq Paris 17cme
                           France

                           Compagnie De Credit                             Director
                           121, Boulevard Haussmann a Paris Seme
                           France

                           Compagnie De Saint-Gobain                       Director
                           Les Miroirs
                           18 Avenue d'Alsace
                           Paris la Defense (92096)
                           France

                           Eurafrance                                      Director
                           12, Avenue Percier a Paris Seme
                           France

                           Financiere Et Industrielle Gaz                  Director
                           Et. Eaux
                           3, Rue Jacques Bingen a Paris 17cmc
                           France

                           Fonde Partonaires Gestion (F.P.G.)              Director
                           121, Boulevard Hausemann a Paris Seme
                           France

                           Lazard, Burlkin, Euna & Co.                     Director
                           (Prior to 1/1/96)
                           Ulmenstrasse 37-39
                           60325  Frankfurt am Main
                           Federal Republic of Germany

                           Lazard & Co., GmbH                              Director
                           Ulmenstrasse 37-39
                           60325 Frankfurt am Main
                           Federal Republic of Germany

                           LVMH-Moet Hennesy Louis Vuitton                 Director
                           30, Avenue Roche a Paris Seme
                           France

                           Marine-Wendel                                   Director
                           189, Rue Taitbout a Paris 9cmc
                           France

                           Midial (Prior to 11/96)                         Director
                           192, Avenue Charles de Gaulle
                           Neuille S/Sein (92200)
                           France

                           Pinault-Printemps-Redoute                       Director
                           61, Rue Caumartin
                           75009 Paris

                           PSA Finance Holding (Prior to 1/1/96)           Director
                           75, av. de la Grande Armee a Paris 16eme
                           France

                           Sidel                                           Director
                           66, Rue de Miromeanil
                           75008 Paris

                           Societe Centrale Puour O'Industrie              Director
                           9, Avenue Roche a Paris 8emc
                           France

                           Sociote Financiere Generale                     Director
                           Immobilierc (S.F.G.I.)
                           23, rue de I'Arcaede a Paris 9eme
                           France

                           Sofina (Belgique)                               Director
                           Rue de Naples, 38-B-1050 Bruzelles

                           Sogeti S.A. (Prior to 8/1/96)                   Director
                           6, bld Jean Pain a Grenoble (38005)
                           France

                           Sovac (Prior to 8/1/96)                         Director
                           19-21, rue de la Bienfaisance a Paris 8eme
                           France

                           Sovaclux S.A.                                   Director
                           14 rue Aldrigen - Luxembourg

                           Thomson S.A.
                           51 esplanade du General de Gaulle
                           La Defense 10-92800 Puteaux
                           France

                           Thomson CSF                                     Director
                           51 Eslanade du General de Gaulle
                           La Defense 10-92800 Puteaux
                           France

                           U.A.P.                                          Director
                           9 place Vendome
                           75001 Paris

Felix G. Rohatyn           Crown Cork & Seal Co., Inc.                     Director
                           9300 Ashton Road
                           Philadelphia, Pennsylvania  19136

                           General Instrument Corp.                        Director
                           161 West Madison St.
                           Chicago, Illinois  60602

                           Howmet Turbine Components Corp.                 Director
                           (Prior to 1/1/96)
                           221 West Webster Avenue
                           Muskegon, Michigan  49440

                           Pechiney S.A. (Prior to 3/1/95)                 Director
                           23 Rue Balzac
                           75008 Paris, France

                           Pfizer, Inc.                                    Director
                           235 East 42nd Street
                           New York, New York  10017-5755

Michael S. Rome            None

Gerald Rosenfeld           Case Corporation                                Director
                           700 State Street
                           Racine, Wisconsin  53404

Steven H. Sands            None

Peter L. Smith             Dixie Yarns, Inc.                               Director
                           1100 Watkins Street
                           Chattanooga, Tennessee  37401

Arthur P. Solomon          None

Michael B. Solomon         Charming Shoppes, Inc.                          Director
                           450 Winks Lane
                           Bensalem, Pennsylvania  19020

Edouard M. Stern           Mainz Holdings Limited                          Director
                           P.O. Boxes 3161
                           Roadtown Tortola BVI

                           Penthievre Holdings B.V.                        Director
                           Jupiter Straat 158
                           2130 Ah Hoofdorp Netherlands

John S. Tamagni            Western Holdings, Inc.                          Director
                           (Prior to 9/20/96)
                           1491 Tyrell Lane
                           Boise, Idaho  82706

David L. Tashjian          None

J. Mikceoll Thomas         First National Bank of Chicago                  Executive Vice President
                           (Prior to 1/1/95)
                           One First National Plaza
                           Chicago, Illinois  60603

Donald A. Wagner           None

Ali E. Wambold             The Albert Fisher Group plc                     Director
                           Fisher House
                           61 Thames St.
                           Windsor, Berkshire S04 IQW
                           England

                           Lazard Brothers & Co., Ltd.                     Director
                           21 Moorfields
                           London EC2P 2HT
                           England

                           Lazard Burklin, Kuna & Co.                      Director
                           (Prior to 3/1/95)
                           Ulmenstrasse 37039
                           60325 Frankfurt and Main
                           Federal Republic of Germany

                           Lazard Freres & Co., Ltd.                       Director
                           21 Moorfields
                           London EC2P 2HT
                           England

                           Lazard S.P.A.                                   Director
                           Plazza Meda, 3
                           Milano, Italy  20121

                           Tomkins PLC                                     Director
                           East Putney House
                           84 Upper Richmond Road
                           London SW15 25T
                           England UK

John B. Ward               None


Michael A. Wildish         None

Kendrick P. Wilson III     American Buildings Company                      Director
                           State Docks Road
                           Eufaula, Alabama  36027

                           Bank United                                     Director
                           3200 Southwest Freeway
                           Houston, Texas  77027

                           ITT Corp.                                       Director
                           1330 Avenue of the Americas
                           New York, New York  10019

                           Meigher Communications, Inc.                    Director
                           100 Avenue of the Americas
                           New York, New York  10013

Alexander E. Zagoreoa      Drayton Korea Investment Trust                  Director
                           11 Devenshire Square
                           London EC2M 4YR

                           The Egypt Trust                                 Director
                           One Rockefeller Plaza
                           New York, New York  10020

                           The Emerging World Trust Fund Limited           Director
                           One Rockefeller Plaza
                           New York, New York  10020

                           Fleming Continental European                    Director
                           One Rockefeller Plaza
                           New York, New York  10020

                           Fleming Continental European                    Director
                           Investment Trust
                           25 Copthall Avenue
                           London EC2R 7DR

                           Gartmore Emerging Pacific                       Director
                           Investment Trust
                           Gartmore House
                           16-18 Monument Street
                           London EC3R 8AJ

                           Greek Progress Fund                             Director
                           Ergobank
                           S. Evripidou
                           40-44, Praxit, Elous
                           105-61 Athens
                           Greece

                           Latin American Investment Trust                 Director
                           Exchange House
                           Primrose Street
                           London EC2A 2NY


                           Merlin Green International                      Director
                           Investment Trust
                           Knightsbridge House
                           197 Knightsbridge
                           London SW7 1RB

                           New Zealand Investment                          Director
                           23 Cathedral Yard
                           Exeter EX1 1HB

                           Taiwan Opportunities Fund                       Director
                           C/O Martin-Currie
                           20 Castle Terrace
                           Edinburgh 2H1 2ES
                           U.K.

                           World Trust Fund                                Director
                           Kredietrust
                           11 rue Aldringen
                           Luxembourg  1-2960

ITEM 29. PRINCIPAL UNDERWRITERS

         (a)(1) See Item 28 above.

         (a)(2) Portland Investment Services, Inc. is the Distributor for shares of the Registrant. Portland Investment Services, Inc. does not act as principal underwriter for any other investment company.
         (b)(1) Nationwide Advisory Services, Inc.

                                                                 Position with                  Position
            Name                  Business Address                Underwriter               With Registrant
            ----                  ----------------                -----------               ---------------

Dimon R. McFerson             One Nationwide Plaza       Chairman and CEO                Chairman of Board of
                              Columbus  OH 43215                                         Trustees

Joseph J. Gasper              One Nationwide Plaza       President and Director          Vice Chairman of
                                                                                         Board
                              Columbus  OH 43215                                         of Trustees

Robert A. Oakley              One Nationwide Plaza       Exec. VP - Chief Financial      N/A
                              Columbus  OH 43215         Officer and Director

Robert J. Woodward, Jr.       One Nationwide Plaza       Exec. VP - Chief Investment     Trustee
                              Columbus  OH 43215         Officer and Director

William S. Druen              One Nationwide Plaza       Sr. VP - General Counsel        N/A
                              Columbus  OH 43215         and Assistant Secretary

James F. Laird, Jr.           Three Nationwide Plaza     VP - General Manager            Treasurer
                              Columbus OH 43215

Edwin P. McCausland           One Nationwide Plaza       Senior VP - Fixed Income        Assistant Treasurer
                              Columbus  OH 43215         Securities

Joseph P. Rath                One Nationwide Plaza       VP - Compliance                 N/A
                              Columbus  OH 43215

Peter J. Neckermann           One Nationwide Plaza       Vice President                  Assistant Treasurer
                              Columbus  OH 43215

William G. Goslee             One Nationwide Plaza       Vice President                  N/A
                              Columbus  OH 43215

Christopher A. Cray           Three Nationwide Plaza     Treasurer                       Assistant Treasurer
                              Columbus OH 43215

Susan A. Wolken               Three Nationwide Plaza     Director                        N/A
                              Columbus OH 43215

Dennis W. Click               One Nationwide Plaza       Vice President and Secretary    N/A
                              Columbus  OH 43215

David E. Simaitis             One Nationwide Plaza       Assistant Secretary             Secretary
                              Columbus  OH 43215

Patricia J. Smith             Three Nationwide Plaza     Assistant Secretary             Assistant Secretary
                              Columbus OH 43215

Elizabeth A. Davin            One Nationwide Plaza       Assistant Secretary             Assistant Secretary
                              Columbus  OH 43215

                (b)(2) Set forth below are the names, principal business addresses and positions of each officer of the Distributor.

          NAME AND PRINCIPAL                    POSITIONS AND OFFICES                  POSITIONS AND OFFICES
           BUSINESS ADDRESS                       WITH DISTRIBUTOR                        WITH REGISTRANT
           ----------------                       ----------------                        ---------------

Richard T. Borst                               President and Director                          None
2155 Bridle Way
West Linn, OR 97065

Taylor E. Drake                                    Vice President                              None
5665 SW Meadows
Suite 400
Lake Oswego, OR 97035

Joan K. Hall                                          Secretary                                None
5665 SW Meadows Rd.
Suite 400
Lake Oswego, OR 97035

Richard Fletcher                                      Treasurer                                None
5665 SW Meadows Rd.
Suite 400
Lake Oswego, OR 97035

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         Christopher A. Cray
         Nationwide Advisory Services, Inc.
         Three Nationwide Plaza
         Columbus, OH 43215

ITEM 31. MANAGEMENT SERVICES

         Not applicable.


ITEM 32. UNDERTAKINGS

   (1) The Trust undertakes to furnish to each person to whom a prospectus is delivered, a copy of the Trust's Annual Report, upon request and without charge.

   (2) The Trust undertakes to hold a shareholder meeting, if requested to do so by the shareholders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purpose of voting upon removal of a trustee or trustees and to assist shareholders in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No.3 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this third day of September 1998.


                       NATIONWIDE INVESTING FOUNDATION III

                             By: JAMES F. LAIRD, JR.
                                 -------------------------
                             James F. Laird, Jr., Treasurer


PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE THIRD DAY OF SEPTEMBER 1998.


SIGNATURE & TITLE

Principal Executive Officer

DIMON R. MCFERSON*
------------------
Dimon R. McFerson, Trustee and Chairman

Principal Accounting and Financial Officer

JAMES F. LAIRD, JR.                                  DAVID C. WETMORE*
-------------------                                  -----------------
James F. Laird, Jr., Treasurer                       David C. Wetmore, Trustee

JOHN C. BRYANT*                                     *By: JAMES F. LAIRD, JR.
---------------                                          -------------------
John C. Bryant, Trustee                                  James F. Laird, Jr., Attorney-In-Fact

C. BRENT DEVORE
---------------
C. Brent Devore, Trustee

SUE A. DOODY*
------------
Sue A. Doody, Trustee

ROBERT M. DUNCAN*
----------------
Robert M. Duncan, Trustee

CHARLES L. FUELLGRAF, JR.*
-------------------------
Charles L. Fuellgraf, Jr., Trustee

THOMAS J. KERR, IV*
------------------
Thomas J. Kerr, IV, Trustee

DOUGLAS F. KRIDLER*
-------------------
Douglas F. Kridler, Trustee

NANCY C. THOMAS*
----------------
Nancy C. Thomas, Trustee

HAROLD W. WEIHL*
----------------
Harold W. Weihl, Trustee
